                                                                  EXHIBIT 10.27

MALLESONS STEPHEN JAQUES

               Amendment and
               Restatement Agreement -
               Term A Facility
               Agreement

               Dated

               BURNS, PHILP & COMPANY LIMITED (ABN 65 000 000 359)
               THE ENTITIES LISTED IN SCHEDULE 1
               CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH (ABN 17 061 700 712) THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 2

               MALLESONS STEPHEN JAQUES
               Level 28
               Rialto
               525 Collins Street
               Melbourne Vic 3000
               T +61 3 9643 4000
               F +61 3 9643 5999
               Email mel@mallesons.com
               DX 101 Melbourne
               www.mallesons.com
               6315410_1

AMENDMENT AND RESTATEMENT AGREEMENT -
TERM A FACILITY AGREEMENT
Details

INTERPRETATION - definitions are at the end of the General Terms

-------------------------------------------------------------------------------------------
PARTIES                PARENT, INITIAL BORROWER, FACILITY AGENT AND INITIAL SUBSCRIBER

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
PARENT                 Name                 BURNS, PHILP & COMPANY LIMITED (ABN 65
                                            000 000 359)
-------------------------------------------------------------------------------------------
INITIAL
BORROWER               Name                 THE ENTITIES LISTED IN SCHEDULE 1
-------------------------------------------------------------------------------------------
FACILITY AGENT         Name                 CREDIT SUISSE FIRST BOSTON, MELBOURNE
                                            BRANCH (ABN 17 061 700 712)
-------------------------------------------------------------------------------------------
INITIAL
SUBSCRIBER             Name                 THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 2

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
RECITALS               1.       BPC1, the Parent, the Facility Agent and the Initial
                                Subscriber executed the Original Document.

                       2. The parties to this document intend to amend and restate the Original Document on and from the Effective Date.

---------------------------------------------------------------------------------------------------------
EFFECTIVE DATE                  The date of this agreement.
(clause 5)
---------------------------------------------------------------------------------------------------------
ORIGINAL                        Term A Facility Agreement dated 16 January 2003 between Burns,
DOCUMENT                        Philp & Company Limited (ABN 65 000 000 359), the entities
(clause 5)                      listed in Schedule 1 to that document, Credit Suisse First
                                Boston, Melbourne Branch (ABN 17 061 700 712) and the
                                financial institutions listed in schedule 2 to that document.
---------------------------------------------------------------------------------------------------------
GOVERNING LAW                   New South Wales.
---------------------------------------------------------------------------------------------------------

DATE OF                         See Signing page
AMENDING
AGREEMENT

(C)Mallesons Stephen Jaques  Amendment and Restatement Agreement -             1
6315410_1                    Term A Facility Agreement
                             21 February 2003

AMENDMENT AND RESTATEMENT AGREEMENT -
TERM A FACILITY AGREEMENT
General terms

-------------------------------------------------------------------------------------------
1        AMENDMENTS

         As and from the Effective Date, the Original Document is amended and restated as set out in the marked up copy of the Original Document attached as Annexure A to this agreement.

-------------------------------------------------------------------------------------------
2        CONFIRMATION AND ACKNOWLEDGEMENT

2.1      CONFIRMATION

         Each party confirms that, other than as provided for in clause 1
         ("Amendments"), the Original Document remains in full force and effect.

2.2      TRANSACTION DOCUMENT

         The parties acknowledge that this agreement is a New Transaction
         Document.

2.3      INITIAL BORROWER

         Each of the parties acknowledges and agrees that:

         (a)      Burns Philp Treasury (Europe) BV is no longer an Initial
                  Borrower under the Original Document and is released from all obligations and liabilities as an Initial Borrower under the Original Document; and

         (b) Burns Philp Deutschland GmbH has, by executing this agreement, acceded to and become a party to the Original Document and has assumed all of the rights, obligations and liabilities of an Initial Borrower under the Original Document.

-------------------------------------------------------------------------------------------
3        GENERAL

         Clauses 12 ("GENERAL") applies mutatis mutandis to this agreement as if it was fully set out in this agreement.

-------------------------------------------------------------------------------------------
4        GOVERNING LAW

         This agreement is governed by the law in force in the place specified in the Details and each party submits to the non-exclusive jurisdiction of the courts of that place.

(C)Mallesons Stephen Jaques  Amendment and Restatement Agreement -             2
6315410 1                    Term A Facility Agreement
                             21 February 2003

-------------------------------------------------------------------------------------------
5        INTERPRETATION

5.1      DEFINITIONS

         These meanings apply mutatis mutandis unless the contrary intention appears:

         EFFECTIVE DATE means the date so described in the "Details" section of this agreement.

         ORIGINAL DOCUMENT means the document so described in the "Details" section of this agreement.

5.2      INTERPRETATION

         Terms defined in the Original Document have the same meaning in this agreement.

EXECUTED as an agreement.

(C)Mallesons Stephen Jaques  Amendment and Restatement Agreement -             3
6315410 1                    Term A Facility Agreement
                             21 February 2003

SIGNING PAGE

DATED: 21 February 2003

SIGNED for BURNS, PHILP &
COMPANY LIMITED under power of             /s/ Helen Golding
attorney in the presence of:               _____________________________________
                                           Signature of attorney

/s/ Elizabeth Vuong                        Helen Golding
_________________________________          _____________________________________
Signature of witness                       Name

Elizabeth Vuong                            20 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY
(AUSTRALIA) LIMITED under power of         /s/ Helen Golding
attorney in the presence of:               _____________________________________
                                           Signature of attorney

/s/ Elizabeth Vuong                        Helen Golding
_________________________________          _____________________________________
Signature of witness                       Name

Elizabeth Vuong                            20 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

SIGNED for BURNS PHILP
DEUTSCHLAND GmbH under power of            /s/ Helen Golding
attorney in the presence of:               _____________________________________
                                           Signature of attorney

/s/ Elizabeth Vuong                        Helen Golding
_________________________________          _____________________________________
Signature of witness                       Name

Elizabeth Vuong                            19 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

(C)Mallesons Stephen Jaques   Amendment and Restatement Agreement -            6
6315410 1                     Term A Facility Agreement
                              21 February 2003

SIGNED for BURNS PHILP INC. under          /s/ Helen Golding
power of attorney in the presence of:      _____________________________________
                                           Signature of attorney

/s/ Elizabeth Vuong                        Helen Golding
_________________________________          _____________________________________
Signature of witness                       Name

Elizabeth Vuong                            20 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

SIGNED for BURNS PHILP (NEW
ZEALAND) LIMITED under power of            /s/ Helen Golding
attorney in the presence of:               _____________________________________
                                           Signature of attorney

/s/ Elizabeth Vuong                        Helen Golding
_________________________________          _____________________________________
Signature of witness                                             Name

Elizabeth Vuong                            20 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

SIGNED for BURNS PHILP FOOD
LIMITED under power of attorney in the     /s/ Helen Golding
presence of:                               _____________________________________
                                           Signature of attorney

/s/ Elizabeth Vuong                        Helen Golding
_________________________________          _____________________________________
Signature of witness                       Name

Elizabeth Vuong                            20 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

(C)Mallesons Stephen Jaques   Amendment and Restatement Agreement -            7
6315410 1                     Term A Facility Agreement
                              21 February 2003

SIGNED for BPC1 PTY LIMITED under          /s/ Helen Golding
power of attorney in the presence of:      _____________________________________
                                           Signature of attorney

/s/ Elizabeth Vuong                            Helen Golding
_________________________________          _____________________________________
Signature of witness                       Name

Elizabeth Vuong                            20 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

FACILITY AGENT

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its            /s/ Michael Tierney
authorised signatories in the presence of: _____________________________________
                                           Signature of authorised signatory

/s/ Melanie Butcher                        Michael Tierney
_________________________________          _____________________________________
Signature of witness                       Name

Melanie Butcher                            /s/ Lyndon Hsu
_________________________________          _____________________________________
Name                                       Signature of authorised signatory

                                           Lyndon Hsu
                                           _____________________________________
                                           Name

INITIAL SUBSCRIBERS

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of         /s/ Jeff Clark
attorney in the presence of:               _____________________________________
                                           Signature of attorney

/s/ Melanie Butcher                        Jeff Clark
_________________________________          _____________________________________
Signature of witness                       Name

Melanie Butcher                            21 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

(C)Mallesons Stephen Jaques   Amendment and Restatement Agreement -            8
6315410 1                     Term A Facility Agreement
                              21 February 2003

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED                   /s/ Jeff Clark
under power of attorney in the presence of:_____________________________________
                                           Signature of attorney

/s/ Melanie Butcher                              Jeff Clark
_________________________________          _____________________________________
Signature of witness                       Name

Melanie Butcher                            20 February 2003
_________________________________          _____________________________________
Name                                       Date of power of attorney

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its                  /s/ Michael Tierney
authorised signatories in the presence of: _____________________________________
                                           Signature of authorised signatory

/s/ Melanie Butcher                              Michael Tierney
_________________________________          _____________________________________
Signature of witness                       Name

Melanie Butcher                                  /s/ Lyndon Hsu
_________________________________          _____________________________________
Name                                       Signature of authorised signatory

                                                  Lyndon Hsu
                                           _____________________________________
                                           Name

(C)Mallesons Stephen Jaques   Amendment and Restatement Agreement -            9
6315410 1                     Term A Facility Agreement
                              21 February 2003

ANNEXURE A

(C)Mallesons Stephen Jaques   Amendment and Restatement Agreement -           10
6315410 1                     Term A Facility Agreement
                              21 February 2003

MALLESONS STEPHEN JAQUES

TERM A FACILITY AGREEMENT

Dated 16 January 2003

Burns, Philp & Company Limited ("Parent")
The entities listed in schedule 1 ("Initial Borrower")
Credit Suisse First Boston, Melbourne Branch ("Facility Agent")
The financial institutions listed in schedule 2 ("Initial Subscriber")

MALLESONS STEPHEN JAQUES
Level 28
Rialto
525 Collins Street
Melbourne Vic 3000
T +61 3 9643 4000
F +61 3 9643 5999
DX 101 Melbourne
6311275_4

                           TEAM A FACILITY AGREEMENT
                                    Contents

DETAILS                                                                                         1

GENERAL TERMS                                                                                   2
-------------------------------------------------------------------------------------------------
1        INTERPRETATION                                                                         2

1.1      Definitions                                                                            2
1.2      Definitions in Senior Funding Agreement                                                5
1.3      Other interpretation clauses from Senior Funding Agreement                             6
1.4      Issue of Term Debentures                                                               6
-------------------------------------------------------------------------------------------------
2        COMMITMENT, PURPOSE AND AVAILABILITY OF FACILITY                                       6

2.1      Provision of Commitment                                                                6
2.2      Maximum accommodation                                                                  6
2.3      Several obligations and rights of Subscribers                                          6
2.4      Purpose of the Facility                                                                6
-------------------------------------------------------------------------------------------------
3        FUNDING PROCEDURES                                                                     6

3.1      Delivery of Drawdown Notice                                                            6
3.2      Requirements for a Drawdown Notice                                                     7
3.3      Subscribers to provide Share of Funding Portions                                       8
3.4      Conditions Precedent                                                                   8
3.5      Lack of appropriate funding                                                            8
3.6      Facility Agent's discretions concerning conditions precedent                           9
-------------------------------------------------------------------------------------------------
4        INTEREST                                                                               9

4.1      Interest Periods                                                                       9
4.2      Parent may change Interest Periods                                                    10
4.3      Accrual and payment of interest                                                       10
4.4      Notification of Interest Rate                                                         10
4.5      Accrual and calculation of interest                                                   11
-------------------------------------------------------------------------------------------------
5        FACILITY                                                                              11

5.1      Subscription for, and issue of Debentures                                             11
5.2      Payment to Borrower                                                                   12
5.3      Debenture Trust Deed and Master Debentures                                            12
-------------------------------------------------------------------------------------------------
6        SWITCHING                                                                             12

6.1      Parent may switch Funding Portions                                                    12
6.2      Requirements for a Switch Notice                                                      12
6.3      Amount of Replacement Funding Portion                                                 13
6.4      Switching of Funding Portions on the Switch Date                                      13
6.5      Conditions precedent to switching a Funding Portion                                   14
6.6      Lack of appropriate funding                                                           14
6.7      Facility Agent's discretions concerning conditions precedent                          15
-------------------------------------------------------------------------------------------------
7        UNUSED COMMITMENT FEE                                                                 15
-------------------------------------------------------------------------------------------------
8        REPAYMENT                                                                             15

8.1      Notice of voluntary prepayment                                                        15

(C)Mallesons Stephen Jaques    Term A Facility Agreement                       i
tla term facility agreement -  11 March 2003


8.2      Mandatory prepayment                                                                  16
8.3      Amortisation                                                                          19
8.4      Currency fluctuation                                                                  20
8.5      Repayment on Termination Date                                                         20
8.6      Limit on repayment                                                                    20
8.7      Repayments reduce Commitments                                                         20
8.8      Paid Up Amount and Face Value Amount                                                  20
-------------------------------------------------------------------------------------------------
9        OPTIONAL REDUCTION OF COMMITMENTS DURING AVAILABILITY PERIOD                          21
-------------------------------------------------------------------------------------------------
10       OBLIGATIONS IN RELATION TO OFFER OR SALE OF TERM DEBENTURES                           22

10.1     No disclosure document                                                                22
10.2     Restrictions on offer and sales of Term Debentures                                    22
10.3     Subscribers to observe laws                                                           23
10.4     US selling restriction                                                                23
-------------------------------------------------------------------------------------------------
11       OBLIGATIONS IN RELATION TO PUBLIC OFFER                                               23

11.1     Underwriters' undertakings                                                            23
11.2     Borrowers' Undertakings                                                               24
11.3     Warranties of each Subscriber                                                         24
11.4     Each Subscriber and the Facility Agent to provide further information                 24
11.5     Debenture Trust Deed and Master Debentures                                            25
-------------------------------------------------------------------------------------------------
12       GENERAL                                                                               25

12.1     Incorporation of clauses from the Senior Funding Agreement                            25
12.2     Attorneys                                                                             25

SCHEDULE 1 - INITIAL BORROWERS                                                                 26

SCHEDULE 2 - INITIAL SUBSCRIBERS                                                               27

SCHEDULE 3 - DRAWDOWN NOTICE                                                                   30

SCHEDULE 4 - NOTICE VARYING INTEREST PERIOD                                                    32

SCHEDULE 5 - SWITCH NOTICE                                                                     33

SIGNING PAGE                                                                                   35

(C)Mallesons Stephen Jaques    Term A Facility Agreement                      ii
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

TERM A FACILITY AGREEMENT

Details

INTERPRETATION - definitions are at the end of the General terms

----------------------------------------------------------------------------------------------------
PARTIES                PARENT, INITIAL BORROWER, FACILITY AGENT, INITIAL SUBSCRIBER
----------------------------------------------------------------------------------------------------
PARENT                 Name                  BURNS, PHILP & COMPANY LIMITED

                       ABN                   65 000 000 359

                       Address               Level 23, 56 Pitt Street, Sydney, NSW, 2000

                       Fax                   (612) 9247 3272

                       Attention             Helen Golding, Company Secretary and General Counsel
----------------------------------------------------------------------------------------------------
INITIAL
BORROWER                                     THE ENTITIES LISTED IN SCHEDULE 1
----------------------------------------------------------------------------------------------------
FACILITY AGENT         Name                  CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH

                       ABN                   17 061 700 712

                       Address               Level 27, 101 Collins Street, Melbourne, Victoria,
                                             3000

                       Fax                   (613) 9653 3444

                       Attention             Malcolm White, Facility Agent
----------------------------------------------------------------------------------------------------
INITIAL
SUBSCRIBER                                   THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 2
----------------------------------------------------------------------------------------------------
DATE OF AGREEMENT      See Signing page

(C)Mallesons Stephen Jaques     Term A Facility Agreement                      1
tla term facility agreement -   11 March 2003

TERM A FACILITY AGREEMENT

General terms

1        INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply in this document.

         ASSOCIATE has the meaning given to that term in section 128F(9) of the Tax Act.

         AVAILABILITY PERIOD means the period commencing on the date of this document and ending 9 months after that date or such later date as the Facility Agent (acting on instructions of all the Subscribers) may agree.

         BORROWER means an Initial Borrower or a New Borrower.

         BORROWING CURRENCY means, for a Borrower, a currency specified for that Borrower in schedule 1.

         COMMITMENT means, for a Subscriber, the amount specified as such in schedule 2, or acquired under a Substitution Certificate, as adjusted under this document.

         DEBENTURE HOLDER has the meaning given to that term in the Debenture Trust Deed.

         DEBENTURE TRUST DEED means the deed entitled "Deed of Debenture Trust" to be entered into between, amongst others, the Parent, the entities listed in schedule 1 to that deed and the party named as security trustee in that deed.

         DRAWDOWN DATE means the date on which a Funding Portion is, or is proposed to be, provided to a Borrower under a Drawdown Notice by the subscription for Term Debentures and by the paying up of unpaid amounts in relation to the aggregate Face Value Amount of those Term Debentures.

         DRAWDOWN NOTICE means a properly completed notice substantially in the form set out in schedule 3.

         FACE VALUE AMOUNT means, in relation to a Term Debenture, the amount expressed as the face value amount of that Term Debenture, as recorded in the Register.

         FACILITY means the multicurrency term debenture subscription facility made available under this document.

         FACILITY COMMITMENT means the sum of the Commitments, initially being AUD 1,300,000,000.

         FUNDING PORTION means each portion of the Facility Commitment provided under this agreement by the subscription for Term Debentures and by the

(C)Mallesons Stephen Jaques     Term A Facility Agreement                      2
tla term facility agreement -   11 March 2003
         paying up of the relevant unpaid portion of the aggregate Face Value Amount of those Term Debentures which has the same Borrower, the same Drawdown Date and the same Interest Period.

         INCREMENTAL LENDER has the meaning given to that term in the Term B Facility Agreement.

         INCREMENTAL LOANS has the meaning given to that term in the Term B Facility Agreement.

         INITIAL TERM DEBENTURES means the initial Term Debentures issued on the first Funding Portion being provided under the Facility.

         INTEREST PAYMENT DATE means, for an Interest Period:

         (a)      the last day of that Interest Period; and

         (b) if the Interest Period is greater than 6 months, the day that is 6 months after the first day of that Interest Period.

         INTEREST PERIOD means, for a Funding Portion, a period determined in accordance with clause 4.1.

         INTEREST RATE means, for an Interest Period for a Funding Portion, the rate per annum which is the sum of:

         (a) the Base Rate for the relevant currency for the period that is the term of that Interest Period; and

         (b)      the Margin on the first day of the Interest Period.

         LENDER has the meaning given to that term in the Term B Facility Agreement and the TLB (Tranche 2) Facility Agreement, as applicable.

         MARGIN means:

         (a) for an Interest Period that begins on or within 6 months of the first Drawdown Date - 2.50% per annum;

         (b) subject to paragraph (a), for an Interest Period, the amount per cent per annum determined in accordance with the following table by reference to the most recent Gearing Ratio as advised under clause 5.2(c) of the Senior Funding Agreement:

(C)Mallesons Stephen Jaques     Term A Facility Agreement                      3
tla term facility agreement -   11 March 2003

---------------------------------------------
         GEARING RATIO                 MARGIN
---------------------------------------------
3.51 times or greater                   2.50%
---------------------------------------------
3.26 times or greater but less          2.25%
than 3.51 times
---------------------------------------------
3.01 times or greater but less          2.00%
than 3.26 times
---------------------------------------------
2.51 times or greater but less          1.75%
than 3.01 times
---------------------------------------------
Less than 2.51 times                    1.50%
---------------------------------------------

         MASTER DEBENTURE has the meaning given to that term in the Debenture Trust Deed.

         NEW BORROWER means a Group Member that becomes a Borrower in accordance with clause 5.7 of the Senior Funding Agreement on the basis that it is to share in the Commitments that are provided to an Initial Borrower under this document.

         NEW SUBSCRIBER means a financial institution that becomes a Subscriber for the purposes of this document in accordance with clause 13 of the Senior Funding Agreement.

         PAID UP AMOUNT means, in relation to a Term Debenture at any time, the total amount paid up by the Subscriber for that Term Debenture, as recorded in the Register.

         PERMITTED INTEREST PERIOD means:

         (a)      1, 2, 3 or 6 months; or

         (b) such other period as the Parent requests, as long as the Facility Agent is satisfied that the choice of that period as the Permitted Interest Period is intended to enable the relevant Borrower to improve the alignment of Interest Periods with hedging periods under interest rate Treasury Transactions entered into by the Group or to align Interest Periods with the timing of repayment obligations or prepayments under this document.

         REDUCTION DATE means a date set out in the table in clause 8.3(a).

         REGISTER means the register of Debenture Holders maintained under the Debenture Trust Deed.

         REPLACEMENT FUNDING PORTION means a Funding Portion that is, or is to be, provided in accordance with clause 6.

         SENIOR FUNDING AGREEMENT means the document entitled "TLA Senior Funding Agreement" dated 16 January 2003 between the parties to this document and others.

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

         SHARE means:

         (a) for a Subscriber, in relation to a proposed Funding Portion or Replacement Funding Portion, the proportion that the Subscriber's Commitment bears to the Facility Commitment; and

         (b) for a Subscriber in relation to an outstanding Funding Portion, the proportion of the Funding Portion that is owing to it or one of its Subscriber Affiliates.

         SUBSCRIBER means an Initial Subscriber or a New Subscriber, other than an Initial Subscriber or a New Subscriber that has assigned or substituted all of its rights and obligations (including those of its Subscriber Affiliates) under this document in accordance with clause 13 of the Senior Funding Agreement.

         SUBSCRIPTION ACCOUNT means in relation to a Borrower, the bank account of that Borrower in the Australian Capital Territory or outside Australia.

         SWITCH AMOUNT means an amount specified as such in a Switch Notice.

         SWITCH DATE means the date on which a Funding Portion is, or is proposed to be, provided to a Borrower under a Switch Notice.

         SWITCH FUNDING PORTION means a Funding Portion that is, or is proposed to be, repaid in part or in full on a Switch Date under clause 6.

         SWITCH NOTICE means a properly completed notice substantially in the form set out in schedule 5.

         TAX ACT means the Income Tax Assessment Act 1936 (Cth).

         TERM B FACILITY means the facility made available under the Term B Facility Agreement.

         TERM DEBENTURE has the meaning given to that term in the Debenture Trust Deed.

         TLB (TRANCHE 2) FACILITY means the facility made available under the TLB (Tranche 2) Facility Agreement.

         TOTAL UNDRAWN COMMITMENT means the Facility Commitment less the aggregate AUD Equivalent of the Paid Up Amount under all Term Debentures.

         UNDERWRITER means each of Credit Agricole Indosuez Australia Limited, BOS International (Australia) Limited and Credit Suisse First Boston, Melbourne Branch.

1.2      DEFINITIONS IN SENIOR FUNDING AGREEMENT

         Subject to the description of the parties at the start of this document and to clause 1.1, a term that is defined in the Senior Funding Agreement has the same meaning in this document.

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

1.3      OTHER INTERPRETATION CLAUSES FROM SENIOR FUNDING AGREEMENT

         Clauses 1.2 to 1.6 of the Senior Funding Agreement apply to this document.

1.4      ISSUE OF TERM DEBENTURES

         References in the Transaction Documents to the issue of Term Debentures are references to the issue of the Master Debenture to which the Term Debentures relate and to the recording in the Register of the details of the Term Debentures and the Debenture Holders of those Term Debentures.

2        COMMITMENT, PURPOSE AND AVAILABILITY OF FACILITY

2.1      PROVISION OF COMMITMENT

         Subject to this agreement, each Subscriber must make its Commitment available to the Borrowers under this agreement by subscribing for a Term Debenture and paying up any unpaid amount of the Face Value Amount of that Term Debenture.

2.2      MAXIMUM ACCOMMODATION

         The aggregate Face Value Amount of Term Debentures to be subscribed for by the Subscribers under this document is equal to the Facility Commitment. The maximum applies to the Borrowers as a whole and is not a limit applying to each Borrower individually.

2.3      SEVERAL OBLIGATIONS AND RIGHTS OF SUBSCRIBERS

         The obligations and rights of the Subscribers under this agreement and each other Transaction Document are several and:

         (a) the failure of a Subscriber to perform its obligations does not relieve any other Subscriber from any of its obligations;

         (b) no Subscriber is responsible for the obligations of any other Subscriber or the Facility Agent (unless it is the Facility Agent);

         (c) subject to each Transaction Document, each Subscriber may separately enforce its rights under any Transaction.

2.4      PURPOSE OF THE FACILITY

         The Parent and the Borrowers must only use the proceeds of a Funding Portion for an Eligible Purpose.

3        FUNDING PROCEDURES

3.1      DELIVERY OF DRAWDOWN NOTICE

         (a) If the Parent requires a Funding Portion to be provided to a Borrower using any of the Total Undrawn Commitment it must deliver to the Facility Agent a Drawdown Notice under this clause 3.1.

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

         (b) Promptly after receipt of a Drawdown Notice, the Facility Agent must notify each Subscriber of its contents and of each Subscriber's Share of the Funding Portion requested.

         (c) If a Drawdown Notice is received by the Facility Agent after 2.00pm (Melbourne time) on any Business Day the Facility Agent is not obliged to notify the Subscribers under clause 3.1(b) until the next Business Day.

3.2      REQUIREMENTS FOR A DRAWDOWN NOTICE

         A Drawdown Notice:

         (a) must be in writing in the form of, and specifying the matters set out in schedule 3;

         (b) must be received by the Facility Agent no later than 2.00pm (Melbourne time) on a day at least 5 Business Days before the proposed Drawdown Date (or such shorter period as the Facility Agent may agree in writing);

         (c) must be signed by an Authorised Representative of the Parent on behalf of the relevant Borrower;

         (d) must specify a Business Day in the Availability Period as the Drawdown Date;

         (e) must request, for each Borrower, an amount for each proposed Funding Portion that:

                  (i) is denominated in a Borrowing Currency for that Borrower; and

                  (ii)     is either:

                           (A) AUD5,000,000 or a multiple of AUD2,000,000 that is greater than that amount; or

                           (B) if the Funding Portion is to be denominated in a currency other than Australian Dollars, an amount that has an AUD Equivalent equal to such an amount (calculated at the relevant Spot Rate on the day the Drawdown Notice is given) rounded to the nearest million in the denominated currency; and

         (f) specify an Interest Period for each proposed Funding Portion that:

                  (i)      is a Permitted Interest Period; and

                  (ii) reflects as far as possible the hedging periods under the interest rate Treasury Transactions entered into by Borrowers.

         A Drawdown Notice is effective when received by the Facility Agent as contemplated by clause 3.2(b) and, once effective, is irrevocable.

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

3.3      SUBSCRIBERS TO PROVIDE SHARE OF FUNDING PORTIONS

         Subject to this document, if a Drawdown Notice given under clause 3.2 requests a Funding Portion, and the provision by that Subscriber (or Subscriber Affiliate) of its Share of the Funding Portion would not cause the AUD Equivalent of that Subscriber's Share of outstanding Funding Portions or the AUD Equivalent of the Paid Up Amount of that Subscriber's Term Debenture (calculated on the Drawdown Date) to exceed either its Commitment or the Face Value Amount of its Term Debenture, then that Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of that Funding Portion to the Facility Agent (for the account of the relevant Borrower) through the relevant Lending Office on the Drawdown Date.

3.4      CONDITIONS PRECEDENT

         A Subscriber is not obliged to provide any Funding Portion, or its Share of any Funding Portion (or procure that a Subscriber Affiliate provides any Funding Portion or its Share of any Funding Portion) unless:

         (a) clause 2.1 of the Senior Funding Agreement has been complied with, and clause 3.2 of this document has been complied with in relation to the Funding Portion;

         (b) the representations and warranties in clause 4 of the Senior Funding Agreement which are taken to be repeated on each Drawdown Date as provided in clause 4 of the Senior Funding Agreement are true on the Drawdown Date with reference to the facts and circumstances subsisting at that date; and

         (c) no Event of Default, Potential Event of Default or Review Event has occurred and is continuing, and that the provision of the Funding Portion will not result in the occurrence of an Event of Default, Potential Event of Default or Review Event.

3.5      LACK OF APPROPRIATE FUNDING

         If:

         (a) the Parent delivers a Drawdown Notice (the date on which the Drawdown Notice is delivered being the "Delivery Date"); and

         (b) the Facility Agent notifies the Parent on or before the Drawdown Date that:

                  (i) it or any relevant Subscriber or Subscriber Affiliate is unable (for any reason) to obtain funding of a requested Funding Portion (other than a Funding Portion denominated in Australian Dollars or United States Dollars) in the currency or for the Interest Period requested in the ordinary course of its funding activities in the relevant interbank markets;

                  (ii) for reasons affecting the relevant interbank market, there are no appropriate means for calculating the Interest Rate for a requested Funding Portion (other than a Funding Portion

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

                           denominated in Australian Dollars) in accordance with the other provisions of this document; or

                  (iii) the rate determined in accordance with the definition of "Interest Rate" (ignoring the operation of this subclause) is less than the cost to any relevant Subscriber or Subscriber Affiliate of obtaining an amount in the relevant currency to fund a requested Funding Portion (other than a Funding Portion denominated in Australian Dollars), then, unless the Facility Agent (acting on the instructions of all Subscribers) and the Parent agree to amend the Drawdown Notice to specify an alternative currency or term for that Funding Portion (in which case the amended Drawdown Notice is deemed to have been delivered on the Delivery Date), the Drawdown Notice is taken to be withdrawn.

3.6      FACILITY AGENT'S DISCRETIONS CONCERNING CONDITIONS PRECEDENT

         (a) The Facility Agent (acting on the instructions of all Subscribers) may waive, or postpone the time for, fulfilment of any condition precedent concerning a Funding Portion.

         (b) Where a postponement is allowed under paragraph (a), the Parent and the relevant Borrower must comply with the terms of the postponement. The Parent and the relevant Borrower breach this document if they fail to satisfy the condition by the postponed date for compliance.

         (c) A notice from the Facility Agent to the Subscribers that each item referred to in clause 2.1 of the Senior Funding Agreement or clause 3.2 of this document has been received or satisfied to the Facility Agent's satisfaction, or waived or postponed under paragraph (a), discharges in full the Facility Agent's obligations to the Subscribers concerning those items.

4        INTEREST

4.1      INTEREST PERIODS

         (a) The initial Interest Period for a Funding Portion commences on the Drawdown Date or Switch Date for that Funding Portion. Each subsequent Interest Period for that Funding Portion commences on the day when the preceding Interest Period for that Funding Portion expires.

         (b) Subject to paragraphs (c) and (d) and to clause 3.2, each Interest Period for a Funding Portion is the Permitted Interest Period specified in the Drawdown Notice or Switch Notice for that Funding Portion.

         (c) An Interest Period that would otherwise end on a day that is not a Business Day ends on the preceding Business Day.

         (d) An Interest Period for a Funding Portion that would otherwise end after the Termination Date ends on the Termination Date or, if the

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

                  Termination Date is not a Business Day, on the last Business Day before the Termination Date.

         (e) If the Parent selects a term for an Interest Period in a Drawdown Notice, Switch Notice or notice under clause 4.2 that is not 1, 2, 3 or 6 months, that selection applies only for the immediately following Interest Period, and any later Interest Period will have a term of 3 months, unless the Parent selects a different term in accordance with clause 4.2.

4.2      PARENT MAY CHANGE INTEREST PERIODS

         Subject to clause 4.1(e), the Parent may vary the Interest Periods for a Funding Portion, with effect from the end of the current Interest Period for that Funding Portion, by notifying the Facility Agent that it wants to do so by a notice that:

         (a)      must be signed by an Authorised Representative of the Parent;

         (b) must be received by the Facility Agent no later than 4.00 pm (Melbourne time) 3 Business Days before the end of the current Interest Period (or such shorter period as the Facility Agent may agree in writing)

         (c) identifies the relevant Funding Portion and a replacement Interest Period that:

                  (i)      is a Permitted Interest Period; and

                  (ii) minimises the Group's net exposure to foreign exchange and interest rate risk by reference to the rights and obligations of Group Members under Treasury Transactions; and

         (d)      is substantially in the form of schedule 4.

         The notice is effective when received by the Facility Agent as contemplated by paragraph (b) and, once effective, is irrevocable.

4.3      ACCRUAL AND PAYMENT OF INTEREST

         (a) Interest accrues on each Funding Portion over each Interest Period at the Interest Rate for the Borrowing Currency in which the Funding Portion is denominated and for that Interest Period for that Funding Portion.

         (b) Each Borrower must pay the interest that accrues on each of its Funding Portions over each Interest Period, in the Borrowing Currency in which the Funding Portion is denominated, in arrears on each Interest Payment Date for that Interest Period to the Facility Agent (for the account of the Subscribers).

4.4      NOTIFICATION OF INTEREST RATE

         The Facility Agent must notify the Parent of the Interest Rate for an Interest Period for a Funding Portion promptly after it has calculated it.

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

4.5      ACCRUAL AND CALCULATION OF INTEREST

         Interest under this clause:

         (a)      accrues daily; and

         (b)      is calculated on the basis of:

                  (i) the actual number of days on which interest has accrued; and

                  (ii) either a 360 or 365 day year, depending on the basis that the Facility Agent decides is generally accepted as appropriate in relation to the currency in which the relevant amount is denominated.

5        FACILITY

5.1      SUBSCRIPTION FOR, AND ISSUE OF DEBENTURES

         (a) If the Parent gives a Drawdown Notice for a Funding Portion under the Facility then, subject to this agreement, each Subscriber must provide (or procure that a Subscriber Affiliate provides) to the Facility Agent its Share of the Funding Portion in the Borrowing Currency denominated in the Drawdown Notice on the specified Drawdown Date and in accordance with that Drawdown Notice.

         (b) In the case of the first Funding Portion under the Facility, each Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of the Funding Portion by subscribing in the Australian Capital Territory or outside Australia for a Term Debenture recorded in the Register as being held by that Subscriber (and its Subscriber Affiliates) on the specified Drawdown Date.

         (c) In the case of the second and each subsequent Funding Portion under the Facility, each Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of the Funding Portion by paying up in the Borrowing Currency of the Funding Portion in the Australian Capital Territory or outside Australia part of the unpaid Face Value Amount of the Term Debenture recorded in the Register as being held by it.

         (d) The Borrowers must issue a Master Debenture for the benefit of each Subscriber on the first Drawdown Date under the Facility.

         (e) The Master Debenture issued for the benefit of a Subscriber under clause 5.1(d):

                  (i) must be executed and issued in the Australian Capital Territory or outside Australia;

                  (ii) must be issued in or substantially in the form set out in the Debenture Trust Deed.

         (f) The Face Value Amount of each Term Debenture recorded in the Register as being held by a Subscriber will be equal to the

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

                  Commitment of that Subscriber, and will have an initial Paid Up Amount equal to that Subscriber's (and Subscriber Affiliate's) Share of the first Funding Portion provided on the first Drawdown Date under the Facility.

         (g) The Paid Up Amount of each Term Debenture recorded in the Register as being held by a Subscriber will be increased by an amount equal to that Subscriber's (and Subscriber Affiliate's) Share of the second and each subsequent Funding Portion provided under clause 5.1(c).

         (h) Details of each Term Debenture subscribed for by a Subscriber under this clause 5.1 will be recorded in the Register by the Security Trustee in accordance with clause 6.6 of the Debenture Trust Deed.

5.2      PAYMENT TO BORROWER

         On receipt of the amounts paid to it by the Subscribers (and Subscriber Affiliates) under clause 5.1(b) and (c), the Facility Agent must pay the same to a Subscription Account in the Australian Capital Territory or outside Australia.

5.3      DEBENTURE TRUST DEED AND MASTER DEBENTURES

         Each Subscriber agrees that it is bound by, and subject to, all the provisions of the Debenture Trust Deed and each Master Debenture which relate to or affect the rights or obligations of that Subscriber in its capacity as a Debenture Holder.

6        SWITCHING

6.1      PARENT MAY SWITCH FUNDING PORTIONS

         The Parent, on behalf of the relevant Borrowers, may request that part or all of an outstanding Funding Portion be repaid at the end of its current Interest Period and that a replacement Funding Portion be drawn by a Borrower in another currency (as long as it is a Borrowing Currency for that Borrower), by giving a Switch Notice to the Facility Agent in accordance with this clause.

6.2      REQUIREMENTS FOR A SWITCH NOTICE

         A Switch Notice must:

         (a) be signed by an Authorised Representative of the Parent on behalf of the relevant Borrowers;

         (b) be given to the Facility Agent not later than 2.00 pm (Melbourne time) 3 Business Days before the Switch Date specified in the notice (or such shorter period as the Facility Agent may agree in writing);

         (c) identify, the proposed Switch Funding Portion and the proposed Switch Amount, which amount must be equal to either:

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

                  (i)      the outstanding amount of the Switch Funding Portion;
                           or

                  (ii) an amount that has an AUD Equivalent of AUD5,000,000 or a multiple of AUD2,000,000 that is greater than that amount (calculated at the relevant Spot Rate for the day on which the notice is given) rounded to nearest million in the denominated currency;

         (d) specify the Borrower of the proposed Replacement Funding Portion and the Borrowing Currency for that Borrower in which the proposed Replacement Funding Portion is to be denominated; and

         (e) specify an Interest Period for the proposed Replacement Funding Portion that:

                  (i)      is a Permitted Interest Period; and

                  (ii) reflects as far as possible the hedging periods under interest rate Treasury Transactions entered into by Borrowers.

         A Switch Notice is effective when given to the Facility Agent as contemplated by paragraph (b) and, once effective, is irrevocable.

6.3      AMOUNT OF REPLACEMENT FUNDING PORTION

         (a) The principal amount of a Replacement Funding Portion is to be equal to the amount in the proposed currency for the Funding Portion that the Facility Agent would be able to acquire with the Switch Amount using the relevant Spot Rate on the proposed Switch Date.

         (b) If the Parent gives a Switch Notice in accordance with clause 6.2, the Facility Agent must calculate the principal amount of the Replacement Funding Portion and advise the Parent and the affected Subscribers as soon as it is able to.

6.4      SWITCHING OF FUNDING PORTIONS ON THE SWITCH DATE

         Subject to clauses 6.5 and 6.6, if the Parent gives a Switch Notice in accordance with clause 6.2:

         (a) the Borrower of the Switch Funding Portion must repay that Funding Portion on the Switch Date by an amount equal to the Switch Amount; and

         (b) each Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of the Replacement Funding Portion, to the Borrower of the Replacement Funding Portion, through its relevant Lending Office on the Switch Date, and the Paid Up Amount of each Term Debenture recorded in the Register as being held by a Subscriber will be decreased by an amount equal to that Subscriber's Share of the Switch Amount repaid and the Paid Up Amount of each Term Debenture recorded in the Register as being held by a Subscriber will be increased by an amount equal to that Subscriber's Share of the Replacement Funding Portion.

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

6.5      CONDITIONS PRECEDENT TO SWITCHING A FUNDING PORTION

         Clause 6.4 only takes effect in relation to a Switch Notice if:

         (a)      clause 6.2 has been complied with;

         (b) the representations and warranties in clause 4 of the Senior Funding Agreement which are taken to be repeated on each Switch Date are true on the Switch Date to the extent and on the basis contemplated by clause 4.4 of the Senior Funding Agreement; and

         (c) no Event of Default has occurred and is continuing, and that the provision of the Funding Portion will not result in the occurrence of an Event of Default.

6.6      LACK OF APPROPRIATE FUNDING

         If:

         (a) the Parent delivers a Switch Notice (the date on which the Switch Notice is delivered being the "Switch Delivery Date"); and

         (b) the Facility Agent notifies the Parent on or before the Switch Date that:

                  (i) it or any relevant Subscriber or Subscriber Affiliate is unable (for any reason) to obtain funding of the requested Replacement Funding Portion (other than a Replacement Funding Portion denominated in Australian Dollars or United States Dollars) in the currency or for the Interest Period requested in the ordinary course of its funding activities in the relevant interbank markets;

                  (ii) for reasons affecting the relevant interbank market, there are no appropriate means for calculating the Interest Rate for the requested Replacement Funding Portion (other than a Replacement Funding Portion denominated in Australian Dollars)in accordance with the other provisions of this document; or

                  (iii) the rate determined in accordance with the definition of "Interest Rate" (ignoring the operation of this subclause) is less than the cost to any relevant Subscriber or Subscriber Affiliate of obtaining an amount in the relevant currency to fund the requested Replacement Funding Portion (other than a Replacement Funding Portion denominated in Australian Dollars), then, unless the Facility Agent (acting on the instructions of all Subscribers) and the Parent agree to amend the Switch Notice, to specify an alternative currency or term for that Replacement Funding Portion (in which case the amended Switch Notice is deemed to have been delivered on the Switch Delivery Date), the Switch Notice is taken to be withdrawn.

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

6.7      FACILITY AGENT'S DISCRETIONS CONCERNING CONDITIONS PRECEDENT

         (a) The Facility Agent (acting on the instructions of all Subscribers) may waive, or postpone the time for, fulfilment of any condition precedent concerning the switching of a Funding Portion under this clause.

         (b) Where a postponement is allowed under paragraph (a), the Parent and the relevant Borrowers must comply with the terms of the postponement. The Parent and the relevant Borrowers breach this document if they fail to satisfy the condition by the postponed date for compliance.

         (c) A notice from the Facility Agent to the relevant Subscribers that each item referred to in clause 6.2 has been received or satisfied to the Facility Agent's satisfaction, or waived or postponed under paragraph (a), discharges in full the Facility Agent's obligations to the Subscribers concerning those items.

7        UNUSED COMMITMENT FEE

         The Parent must pay the Facility Agent for the account of the Subscribers an unused commitment fee in Australian Dollars equal to 0.5% per annum of the amount by which the AUD Equivalent of the principal amount of outstanding Funding Portions on each day is less than the Facility Commitment on that day. This fee:

         (a) accrues daily from the date of this document up to and including the last day of the Availability Period;

         (b) is calculated on the basis of the actual number of days elapsed and a 365 day year; and

         (c)      is payable in arrears on the last day of the Availability
                  Period.

8        REPAYMENT

8.1      NOTICE OF VOLUNTARY PREPAYMENT

         (a) Subject to paragraph (b), the Parent may elect that a Borrower prepay a Funding Portion and the Paid Up Amount of each Term Debenture, by giving a notice to the Facility Agent that:

                  (i) must be signed by an Authorised Representative of the Parent;

                  (ii)     must be received by the Facility Agent not later than
                           4.00 pm (Melbourne time) at least 30 days before the date on which the prepayment is to be made; and

                  (iii) identifies the relevant Borrower, the relevant Funding Portion and prepayment date and specifies, as the amount to be prepaid, an amount that is AUD5,000,000 or a greater amount that is an integral multiple of AUD2,000,000 (or, in the case of a Funding Portion that is denominated in a currency other

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

                           than Australian Dollars, an amount that has a corresponding AUD Equivalent on the day the notice is given rounded to the nearest million in the denominated currency) or an amount that is the outstanding amount of the relevant Funding Portion.

                  The notice is effective when given to the Facility Agent as contemplated by paragraph (a)(ii), is irrevocable once effective and binds the relevant Borrower to act in accordance with its terms.

         (b) If a notice is given under paragraph (a), the relevant Borrower must pay to the Facility Agent (for the account of the Subscribers), on the date specified in a notice:

                  (i) the amount specified in the notice, in the currency of the Funding Portion; and

                  (ii) all interest and fees accrued but unpaid by it on the relevant Term Debentures under this document, and costs payable under clause 10.1(e) of the Senior Funding Agreement, in respect of the amount prepaid, in the currency in which the interest, fees or costs are denominated.

         (c)      Amounts prepaid under this subclause may not be redrawn.

8.2      MANDATORY PREPAYMENT

         (a) If a Group Party is required under clause 7 of the Senior Funding Agreement to ensure that an amount is applied towards repayment or reduction of the Paid Up Amount of Term Debentures, the Parent must ensure that the relevant amount (converted as required into the relevant currencies) is immediately paid to the Facility Agent and applied in accordance with paragraph (e) towards either:

                  (i) pro rata repayment of the Facility, the Term B Facility and the Incremental Loans and the TLB (Tranche 2) Facility; or

                  (ii) if any Lender or Incremental Lender (as the case may be) waives, as contemplated by section 2.13 of the Term B Facility, the entitlement to receive pro rata repayment as contemplated by clause 8.2(a)(i), the amount that would have otherwise been applied towards repayment of the Term B Facility or the Incremental Loans (as the case may be) must be applied towards repayment of the Facility and the TLB (Tranche 2) Facility.

         (b) If a Group Member receives proceeds of an insurance claim as a result of the loss, damage or destruction of any property of the Group, and the aggregate amount of such proceeds that the Group has received over the then current Financial Year exceeds AUD10,000,000 (calculated, to the extent that proceeds are received in currencies other than Australian Dollars, at the Spot Rate on the date of receipt), the Parent must ensure that the proceeds (converted as required into the relevant currencies) are immediately paid to the

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

                  Facility Agent and applied in accordance with paragraph (e) towards either:

                  (i) pro rata repayment of the Facility, the Term B Facility and the Incremental Loans and the TLB (Tranche 2) Facility; or

                  (ii) if any Lender or Incremental Lender (as the case may be) waives, as contemplated by section 2.13 of the Term B Facility, the entitlement to receive pro rata repayment as contemplated by clause 8.2(b)(i), the amount that would have otherwise been applied towards repayment of the Term B Facility or the Incremental Loans (as the case may be) must be applied towards repayment of the Facility and the TLB (Tranche 2) Facility, except to the extent that:

                  (iii) a Group Member has already applied funds from other sources; or

                  (iv) those proceeds are themselves applied within 180 days (or if the Parent can demonstrate to the reasonable satisfaction of the Facility Agent that the proceeds will be so applied within a longer period, such longer period agreed to by the Facility Agent) after receipt, towards reinstatement or replacement of the lost, damaged or destroyed property, or to meet a liability in respect of which those proceeds were received.

         (c) The Parent must ensure, within 60 days after the end of each calendar year commencing on 31 December 2003, that an amount equal to the percentage of the Free Cash Flow (as determined in accordance with the table set out at the end of this paragraph by reference to the Senior Debt Ratio as at the end of that calendar year as advised under clause 5.2(c) of the Senior Funding Agreement) for that calendar year (converted as required into the relevant currencies) is paid to the Facility Agent and applied in accordance with paragraph (e) towards either:

                  (i) pro rata repayment of the Facility, the Term B Facility and the Incremental Loans and the TLB (Tranche 2) Facility; or

                  (ii) if any Lender or Incremental Lender (as the case may be) waives, as contemplated by section 2.13 of the Term B Facility, the entitlement to receive pro rata repayment as contemplated by clause 8.2(c)(i), the amount that would have otherwise been applied towards repayment of the Term B Facility or the Incremental Loans (as the case may be) must be applied towards repayment of the Facility and the TLB (Tranche 2) Facility.

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

---------------------------------------------------------------
                                             PERCENTAGE OF FREE
SENIOR DEBT RATIO                                CASH FLOW
---------------------------------------------------------------
3.01 times or greater                               100%
---------------------------------------------------------------
2.76 times or greater but less than 3.01             75%
---------------------------------------------------------------
2.51 times or greater but less than 2.76             50%
---------------------------------------------------------------
2.01 times or greater but less than 2.51             25%
---------------------------------------------------------------
Less than 2.01 times                                  0%
---------------------------------------------------------------

         (d) If the Parent has not received a written waiver not to repay the Term B Facility or the Incremental Loans from the facility agent for the Term B Facility by a required payment date under clause 8.2(a), (b), (c) or (j), the Parent will apply the relevant amount towards pro rata repayment of the Facility, the Term B Facility and the Incremental Loans and the TLB (Tranche 2) Facility.

         (e)

                  (i) Subject to paragraph (e)(ii), if the Parent is required under clause 8.2(a), (b), (c) or (j) to apply an amount towards repayment of the Facility, the amount must be applied towards repayment of each relevant Funding Portion in proportion to the AUD Equivalent of its outstanding principal amount as at the repayment date.

                  (ii)     If the Parent is required under clause 8.2(a), (b),
                           (c) or (j) to apply an amount towards repayment of the Facility, the Parent may elect in the relevant notice to reallocate the amount so that the amount that is applied towards pro rata repayment of Funding Portions provided to a particular Borrower in a particular currency is increased, and the amount that is applied towards pro rata repayment of the other Funding Portions is correspondingly reduced.

         (f) On each date on which a Borrower is obliged to make a repayment under this clause 8.2, that Borrower must also pay all interest and fees accrued but unpaid by it on the relevant Term Debentures under this document, and all costs payable under clause 10.1(e) of the Senior Funding Agreement, in the currency in which the interest, fees or costs are denominated.

         (g) The obligations of the Parent and the Borrowers under this subclause do not limit their obligations under clause 8.3, except as described in clause 8.3(b).

         (h)      Amounts prepaid under this subclause may not be redrawn.

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

         (i) Subject to clause 8.2(j), the parties acknowledge that the Parent is not obliged to apply the proceeds from the issue of any shares by the Parent in prepayment or repayment of the Facility.

         (j) If, other than as set out in this clause 8.2, a Group Party is required under section 2.13 of the Term B Facility to mandatorily prepay an amount, the Parent must ensure that the relevant amount (converted as required into the relevant currencies) is immediately paid to the Facility Agent and applied in accordance with paragraph (e), towards either:

                  (i) pro rata repayment of the Facility, the Term B Facility and the Incremental Loans and the TLB (Tranche 2) Facility; or

                  (ii) if any Lender or Incremental Lender (as the case may be) waives, as contemplated by section 2.13 of the Term B Facility, the entitlement to receive pro rata repayment as contemplated by clause 8.2(j)(i), the amount that would have otherwise been applied towards repayment of the Term B Facility or the Incremental Loans (as the case may be) must be applied towards repayment of the Facility and the TLB (Tranche 2) Facility.

8.3      AMORTISATION

         (a) On each Reduction Date, the Borrowers (without limiting their other obligations under this clause) must repay to the Facility Agent (for the account of the Subscribers) one or more Funding Portions (as selected by the Parent, or, if the Parent makes no selection, by the Facility Agent) and reduce the Paid Up Amount of Term Debentures, in the currency of the relevant Funding Portion, by an aggregate amount that has an AUD Equivalent on the relevant date that is equal to the amount set out opposite that date in the following table (as adjusted under paragraph (b)):

---------------------------------------------------------------------------
                                                REQUIRED REDUCTION OF
REDUCTION DATE (NUMBER                    PAID UP AMOUNT OF TERM DEBENTURES
  OF MONTHS AFTER 12                         BEFORE THE TERMINATION DATE
    DECEMBER 2002)                                 (AUD EQUIVALENT)
---------------------------------------------------------------------------
           6                                          35,000,000
---------------------------------------------------------------------------
          12                                          35,000,000
---------------------------------------------------------------------------
          18                                          55,000,000
---------------------------------------------------------------------------
          24                                          55,000,000
---------------------------------------------------------------------------
          30                                          85,000,000
---------------------------------------------------------------------------
          36                                          85,000,000
---------------------------------------------------------------------------
          42                                         100,000,000
---------------------------------------------------------------------------
          48                                         100,000,000
---------------------------------------------------------------------------
          54                                         125,000,000
---------------------------------------------------------------------------
          60                                           Balance
---------------------------------------------------------------------------

                  The Borrower must also repay to the Facility Agent (for the account of the Subscribers) the outstanding Paid Up Amount of all Term Debentures on the Termination Date.

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

         (b) If Borrowers repay Funding Portions and reduce the Paid Up Amount of Term Debentures on a date as contemplated by clause 8.1(a), 8.2(a), 8.2(b,) 8.2(c) or 8.2(j), the repayment reduces the amounts that the Borrowers are obliged to repay on subsequent dates under paragraph (a), by an aggregate amount that is equal to the AUD Equivalent of each such repaid amount (calculated on the date it was repaid), on a pro rata basis.

         (c) On each Reduction Date, the Borrowers must also pay all interest and fees accrued but unpaid on the relevant Term Debentures under this document, and costs payable under clause 10.1(e) of the Senior Funding Agreement, in the currency in which the interest, fees or costs are denominated.

8.4      CURRENCY FLUCTUATION

         The parties acknowledge that Funding Portions may also be repaid under clause 3.10 of the Senior Funding Agreement.

8.5      REPAYMENT ON TERMINATION DATE

         On the Termination Date, each Borrower must repay to the Facility Agent (for the account of the Subscribers) the outstanding Paid Up Amount of Term Debentures and redeem each Term Debenture and pay any accrued but unpaid interest on the Term Debentures and all other amounts then outstanding from it but unpaid under the Term Debentures, this document or the Senior Funding Agreement, in the currency in which the Paid Up Amount, interest or other amount is denominated.

8.6      LIMIT ON REPAYMENT

         A Borrower may only prepay or repay Funding Portions and reduce the Paid Up Amount of Term Debentures in accordance with this document.

8.7      REPAYMENTS REDUCE COMMITMENTS

         Each prepayment, repayment or reduction under this clause reduces the relevant Commitments and Face Value Amounts of the Term Debentures in aggregate by the AUD Equivalent of the amount paid (calculated using the relevant Spot Rate on the day of the payment), and each of those Commitments and the Face Value Amount of each Subscriber's Term Debenture reduces by a pro rata amount.

8.8      PAID UP AMOUNT AND FACE VALUE AMOUNT

         The Paid Up Amount and Face Value Amount of each Term Debenture recorded in the Register as being held by a Subscriber will be reduced by an amount equal to that Subscriber's Share of any prepayment, repayment or reduction received under this clause.

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

9        OPTIONAL REDUCTION OF COMMITMENTS DURING AVAILABILITY PERIOD

         (a) The Parent may elect during the Availability Period to reduce the Facility Commitment by an amount that:

                  (i) is AUD5,000,000 or a greater amount that is a multiple of AUD2,000,000, or that reduces those Commitments to zero; and

                  (ii) is not greater than the Total Undrawn Commitment (calculated using the AUD Equivalent of the Paid Up Amounts of Term Debentures subscribed for under those Commitments on the day the reduction is to take effect) as at the date when the reduction is to take effect, by giving a notice in accordance with paragraph (b).

         (b)      A notice under paragraph (a) must:

                  (i) be signed by an Authorised Representative of the Parent;

                  (ii) be received by the Facility Agent by 4.00 pm (Melbourne time) at least 30 days before the date on which the reduction is to take effect; and

                  (iii) specify the aggregate amount by which the Facility Commitment is to be reduced and the date on which the reduction is to take effect.

                  The notice is effective when received by the Facility Agent as contemplated by subparagraph (b)(ii) and, once effective, is irrevocable.

         (c) If a notice under paragraph (a) takes effect in accordance with paragraph (b) then, on the nominated date, each Commitment and the Face Value Amount of the Term Debenture held by each Subscriber to which the notice relates reduces by a pro rata proportion of the nominated amount.

         (d) The Register will be updated by the Security Trustee on each occasion that a prepayment or repayment of any outstanding Funding Portion is made under clause 8 or a reduction is made under this clause 9 to reflect the revised Face Value Amounts and Paid Up Amounts of the Term Debentures.

         (e) Notwithstanding any other provision of a Transaction Document, $100 (or the AUD Equivalent) of the Paid Up Amount of each Term Debenture held by each Subscriber must not be repaid until all moneys owing under the Facility have been paid or satisfied in full.

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

10       OBLIGATIONS IN RELATION TO OFFER OR SALE OF TERM DEBENTURES

10.1     NO DISCLOSURE DOCUMENT

         The Facility Agent, each Underwriter and each Subscriber acknowledges that no disclosure document, prospectus, circular, advertisement or other offering material in relation to the Term Debentures has been lodged with the Australian Securities and Investments Commission or any governmental agency, and no action has been taken or will be taken in any jurisdiction which would permit a public offering of a Term Debenture, or possession or distribution of any information memorandum or any other offering material in relation to a Term Debenture, in any jurisdiction where action for that purpose is required.

10.2     RESTRICTIONS ON OFFER AND SALES OF TERM DEBENTURES

         The Facility Agent, each Underwriter and each Subscriber agrees that it will not:

         (a) directly or indirectly offer, sell, transfer or deliver a Term Debenture or distribute any disclosure document, prospectus, circular, advertisement or other offering material relating to the Term Debenture in any jurisdiction except under circumstances that will result in compliance with the laws of that jurisdiction; or

         (b) offer a Term Debenture for issue, or invite applications for the issue of a Term Debenture, or make any offer for the sale or invite offers to purchase a Term Debenture to a person that:

                  (i) receives the offer or invitation in Australia unless such offer or invitation:

                           (A) is an offer or invitation which does not require disclosure to investors under Part 6D.2 of the Corporations Act; and

                           (B) is made in compliance with the Corporations Act, the Corporations Regulations and all other applicable laws and regulations; or

                  (ii) the Facility Agent, the Underwriter or the Subscriber (as the case may be):

                           (A) knows is an Associate of a Borrower (other than in the capacity of a dealer, underwriter or manager in relation to the placement of the Term Debenture); or

                           (B) has been notified by a Borrower as being a person that the Borrower knows or has reasonable grounds to suspect is an Associate of the Borrower (other than in the capacity of a dealer, underwriter or manager in relation to the placement of the Term Debenture); or

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

         (c) circulate or issue a disclosure document, prospectus or other offering material relating to a Term Debenture in Australia which requires lodging under Chapter 6D of the Corporations Act.

         In this clause 10.2, references to a Term Debenture include a legal or equitable right or interest in, or an option to acquire, a Term Debenture.

         10.3     SUBSCRIBERS TO OBSERVE LAWS

         (a) The Facility Agent, each Underwriter and each Subscriber agrees to comply with laws in any jurisdiction in which it may subscribe for, offer, sell, transfer or deliver Term Debentures. A Borrower, Underwriter or the Facility Agent has no responsibility for obtaining any authorisations a Subscriber requires in connection with the subscription, offer, sale or transfer of Term Debentures.

         (b) The Facility Agent, each Underwriter and each Subscriber represents and warrants that it has not done any of the things described in clause 10.2(b).

         10.4     US SELLING RESTRICTION

         The Facility Agent, each Underwriter and each Subscriber severally acknowledges that the Term Debentures have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Accordingly, such Facility Agent, each Underwriter and each Subscriber, and their respective affiliates, and any persons acting on its or behalf, have not engaged and will not engage in any directed selling efforts with respect to the Term Debentures.

11       OBLIGATIONS IN RELATION TO PUBLIC OFFER

11.1     UNDERWRITERS' UNDERTAKINGS

         Each Underwriter undertakes that:

         (a) the Underwriters will offer the Initial Term Debentures for issue to at least 10 persons, each of whom:

                  (i) the Underwriters will reasonably believe, at the time of the offer, will be carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and

                  (ii) is not known by the Underwriters (or known or suspected by the Borrowers and notified to the Underwriters) to be an Associate of any of the other persons covered by clause 11.1(a)(i); or

         (b) within 30 days of the issue of the Initial Term Debentures to the Underwriters in their capacity as underwriters in relation to the

(C)Mallesons Stephen Jaques     Term A Facility Agreement                     23
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

                  placement of the Initial Term Debentures, offer the Initial Term Debentures for sale or transfer in a way covered by clause 11.1(a).

11.2     BORROWERS' UNDERTAKINGS

         Each Borrower undertakes to immediately notify the Underwriters if any proposed offeree disclosed to the Borrower is known or suspected by the Borrower to be an Associate of the Borrowers and agrees to notify the Underwriters immediately if any proposed transferee of Term Debentures or New Subscriber disclosed to it is known or suspected by it to be an Associate of a Borrower.

11.3     WARRANTIES OF EACH SUBSCRIBER

         Each Subscriber (other than an Underwriter) represents and warrants that:

         (a) an offer to participate in the Facility and to the subscribe for, or acquire, a Term Debenture in accordance with this agreement was made to it by an Underwriter;

         (b) it was at the time of the offer, and will be at the time of issue to it of a Term Debenture, carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets;

         (c) except as disclosed to the Borrowers, it is not, and at the time it acquired a Term Debenture was not, so far as it is aware an Associate of any other person which was offered a Term Debenture, any other Subscriber, an Underwriter or a Borrower.

11.4     EACH SUBSCRIBER AND THE FACILITY AGENT TO PROVIDE FURTHER INFORMATION

         (a) At the cost of the Borrowers, each Subscriber and the Facility Agent will, provide to the Borrower, within 14 Business Days of a receipt of a request from the Borrower, such information of which it is aware (unless that information is confidential) in relation to any Term Debenture as is reasonably required for the purposes of assisting the Borrower to demonstrate that the public offer test under section 128F of the Tax Act has been satisfied in relation to the issue of the Term Debentures.

         (b) At the cost of the Borrowers, each Subscriber and the Facility Agent will cooperate with, and use reasonable endeavours to assist the Borrowers with a view to ensuring that the Term Debentures are issued or offered for sale in such a manner which will allow payments of interest or amounts in the nature of interest on the Term Debentures to be exempt from Australian withholding tax under section 128F of the Tax Act.

         (c) Each Underwriter agrees to provide the Parent with details of all persons to whom it makes, or intends to make, offers of the Initial Term Debentures as contemplated by clause 11.1, to enable the Borrowers to comply with their obligations under clause 11.2.

(C)Mallesons Stephen Jaques     Term A Facility Agreement                     24
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

         (d) If, at any time, a Borrower determines in good faith that Australian interest withholding tax is or will become payable in respect of any outstanding Term Debenture held by a
                  Subscriber:

                  (i) that Subscriber must, if requested by the Borrower and at the cost of the Borrower, take all reasonable steps to mitigate that result before the next date for payment of interest under the Term Debenture in respect of which Australian interest withholding tax is or will become payable; or

                  (ii) the Borrower may prepay the principal outstanding (together with all accrued interest, fees and other amounts (including amounts payable under clause 10.1(e) of the Senior Funding Agreement) outstanding under each Transaction Document) in respect of that Term Debenture (TAX PREPAYMENT AMOUNT) by giving the Facility Agent at least 5 Business Days notice.

         (e) The Face Value Amount and Paid Up Amount of each Term Debenture held by a Subscriber is reduced by an amount equal to the Tax Prepayment Amount prepaid under clause 11.4(d)(ii), as evidenced by the Register.

11.5     DEBENTURE TRUST DEED AND MASTER DEBENTURES

         Each Subscriber agrees that it is bound by, and subject to, all the provisions of the Debenture Trust Deed and each Master Debenture which relate to or affect the rights or obligations of that Subscriber in its capacity as a Debenture Holder.

12       GENERAL

12.1     INCORPORATION OF CLAUSES FROM THE SENIOR FUNDING AGREEMENT

         Clauses 18.1 to 18.12 of the Senior Funding Agreement apply to this document.

12.2     ATTORNEYS

         Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

EXECUTED as an agreement

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

TERM A FACILITY AGREEMENT

Signing page

DATED: 16 JANUARY 2003

PARENT

SIGNED for BURNS, PHILP &
COMPANY LIMITED under power of
attorney in the presence of:
                                             ___________________________________
                                             Signature of attorney

__________________________________________   ___________________________________
Signature of witness                         Name

__________________________________________   ___________________________________
Name                                         Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY
(AUSTRALIA) LIMITED under power of
attorney in the presence of:
                                             ___________________________________
                                             Signature of attorney

__________________________________________   ___________________________________
Signature of witness                         Name

__________________________________________   ___________________________________
Name                                         Date of power of attorney

SIGNED for BURNS PHILP
DEUTSCHLAND GmbH under power of
attorney in the presence of:
                                             ___________________________________
                                             Signature of attorney

__________________________________________   ___________________________________
Signature of witness                         Name

__________________________________________   ___________________________________
Name                                         Date of power of attorney

(C)Mallesons Stephen Jaques     Term A Facility Agreement                     35
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

SIGNED for BURNS PHILP INC. under
power of attorney in the presence of:
                                             ___________________________________
                                             Signature of attorney

__________________________________________   ___________________________________
Signature of witness                         Name

__________________________________________   ___________________________________
Name                                         Date of power of attorney

SIGNED for BURNS PHILP (NEW
ZEALAND) LIMITED under power of
attorney in the presence of:
                                             ___________________________________
                                             Signature of attorney

__________________________________________   ___________________________________
Signature of witness                         Name

__________________________________________   ___________________________________
Name                                         Date of power of attorney

SIGNED for BURNS PHILP FOOD
LIMITED under power of attorney in the
presence of:
                                             ___________________________________
                                             Signature of attorney

__________________________________________   ___________________________________
Signature of witness                         Name

__________________________________________   ___________________________________
Name                                         Date of power of attorney

SIGNED for BPC1 PTY LIMITED under
power of attorney in the presence of:
                                             ___________________________________
                                             Signature of attorney

__________________________________________   ___________________________________
Signature of witness                         Name

__________________________________________   ___________________________________
Name                                         Date of power of attorney

(C)Mallesons Stephen Jaques     Term A Facility Agreement                     36
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

FACILITY AGENT

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:

                                             ___________________________________
                                             Signature of authorised signatory


__________________________________________   ___________________________________
Signature of witness                         Name


__________________________________________   ___________________________________
Name                                         Signature of authorised signatory


                                             __________________________________
                                             Name

INITIAL SUBSCRIBERS

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:

                                             ___________________________________
                                             Signature of authorised signatory


__________________________________________   ___________________________________
Signature of witness                         Name


__________________________________________   ___________________________________
Name                                         Signature of authorised signatory


                                             ___________________________________
                                             Name

(C)Mallesons Stephen Jaques     Term A Facility Agreement                     37
tla term facility agreement -   11 March 2003

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of
attorney in the presence of:

                                             ___________________________________
                                             Signature of attorney


__________________________________________   ___________________________________
Signature of witness                         Name


__________________________________________   ___________________________________
Name                                         Date of power of attorney

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED
under power of attorney in the presence of:
                                             ___________________________________
                                             Signature of attorney


__________________________________________   ___________________________________
Signature of witness                         Name


__________________________________________   ___________________________________
Name                                         Date of power of attorney

(C)Mallesons Stephen Jaques     Term A Facility Agreement                     38
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